UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 8.01. Other Events.

On May 9, 2017, Summit Hotel Properties, Inc. (the “Company”) and its operating partnership, Summit Hotel OP, LP (the “Operating Partnership”), entered into an underwriting agreement (the (“Underwriting Agreement”) with Raymond James & Associates, Inc. and Deutsche Bank Securities Inc., as the representatives of the several underwriters named therein, relating to the issuance and sale of 9,000,000 shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), at a public offering price of $16.50 per share, less an underwriting discount of $0.66 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 1,350,000 shares of common stock on the same terms, which the underwriters exercised in full on May 10, 2017. The closing of the offering occurred on May 15, 2017.

The 10,350,000 shares of Common Stock were issued and sold pursuant to the Underwriting Agreement have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-212118), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 20, 2016.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description herein of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the underwriting agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement, dated May 9, 2017, relating to the offering of the shares of Common Stock referred to above, which was filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated herein by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated May 9, 2017, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Raymond James & Associates, Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP regarding the legality of the common stock.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Date: May 15, 2017		Chief Risk Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated May 9, 2017, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Raymond James & Associates, Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP regarding the legality of the common stock.

23.1	Consent of Venable LLP (included in Exhibit 5.1).